UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2008
Lakes Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Suite 101, Minnetonka, Minnesota	55305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(952) 449-9092
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On April 24, 2008, Lakes Entertainment, Inc. issued a press release announcing that it has hired Rick Charles to be its new Senior Vice President of Operations. Mr. Charles brings 28 years of hospitality and gaming experience to the role, and will oversee and coordinate Lakes’ operating departments with those at the Four Winds Casino in New Buffalo, Michigan, the Cimarron Casino in Oklahoma as well as the pre-opening and the eventual operation of the recently renamed Red Hawk Casino in Shingle Springs, California.
A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (a) Not Applicable
     (b) Not Applicable
     (c) Not Applicable
     (d) Exhibits
99.1	Lakes Entertainment, Inc. Press Release dated April 24, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC.
(Registrant)

Date: April 30, 2008	/s/ Timothy J. Cope Name: Timothy J. Cope
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Lakes Entertainment, Inc. Press Release dated April 24, 2008